Exhibit 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE	Contact: Tom Filandro - ICR, Inc.
Partner
tom.filandro@icrinc.com
(646) 277-1235

COMPANY TO PARTICIPATE IN 2022 ICR CONFERENCE ON TUESDAY JANUARY 11TH

Columbus, Ohio -- January 5, 2022 -- Big Lots announced today that the Company will participate in the 2022 ICR Conference, which will be a virtual event this year. Bruce Thorn, President and CEO of Big Lots, Jonathan Ramsden, Executive Vice President, Chief Financial & Administrative Officer, and Jack Pestello, Executive Vice President, Chief Merchandising Officer, are scheduled to participate in a fireside chat on Tuesday, January 11, 2022, which will be broadcast live beginning at approximately 10:30 AM Eastern Time.

For information regarding registration and participation in the conference, please visit https://icrconference.com. Additionally, an audio only live webcast of the fireside chat will be available through the Investor Relations section of the company’s website at https://www.biglots.com/corporate/investors/.

If you are unable to join the live webcast, an archive will be available at https://www.biglots.com/corporate/investors/ on January 11, and will remain available through midnight, January 21, 2022.

About Big Lots, Inc.
Headquartered in Columbus, Ohio, Big Lots, Inc. (NYSE: BIG) is a neighborhood discount retailer and a Fortune 500 company, operating 1,429 stores in 47 states, as well as a best-in-class ecommerce platform with expanded capabilities via BOPIS, curbside pickup, Instacart and same day delivery. The company's product assortment is focused on home essentials: Furniture, Seasonal, Soft Home, Food, Consumables and Hard Home. Ranked one of the fastest-growing eCommerce businesses by Digital Commerce 360 and the recipient of Home Textiles Today’s 2021 Retail Titan Award, Big Lots’ mission is to help people Live BIG and Save Lots. The company strives to be the BIG difference for a better life by delivering exceptional value to customers through the ultimate treasure hunt shopping experience, building a “best places to grow” culture, rewarding shareholders with consistent growth and top-tier returns, and doing good in local communities. For more information about the company, visit biglots.com.

Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking

Investor Contact
ICR, Inc.
Tom Filandro, 646-277-1235
Tom.Filandro@icrinc.com

statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. Although the company believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect business, financial condition, results of operations or liquidity.

Forward-looking statements that the company makes herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, developments related to the COVID-19 coronavirus pandemic, current economic and credit conditions, the cost of goods, the inability to successfully execute strategic initiatives, competitive pressures, economic pressures on customers and the company, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of the company’s most recent Annual Report on Form 10-K, and other factors discussed from time to time in other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the company makes on related subjects in public announcements and SEC filings.

Investor Contact
ICR, Inc.
Tom Filandro, 646-277-1235
Tom.Filandro@icrinc.com